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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 14, 2001
                                 Date of Report



                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


                  CALIFORNIA                             000-25331                        91-1788300
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(State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)
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                 320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)



                                 (415) 808-8800
                          -----------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

        On February 9, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release regarding a series of changes in the Company's management.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibit.

EXHIBIT NO.                                DESCRIPTION
-----------                                -----------
99.1                                       Press release of Critical Path, Inc.
                                           dated February 9, 2001
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CRITICAL PATH, INC.

Date:   February 14, 2001              By:    /s/ Lawrence P. Reinhold
                                              ----------------------------------
                                              Lawrence P. Reinhold
                                              Executive Vice-President
                                              and Chief Financial Officer



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                          INDEX TO EXHIBIT FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 14, 2001



    Exhibit                                Description
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
      99.1           Press Release of Critical Path, Inc. dated February 9, 2001

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